Exhibit 99.38

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   March, 1998
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %            7.721251
                                                       -------------------
       Weighted average maturity                                   355.20
                                                       -------------------

 A.   Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
              Principal Per  Prepayments Per  Interest Per
       Class   Certificate    Certificate      Certificate     Payout Rate
       -----   -----------    -----------      -----------     -----------
       R      $  0.00000000  $   0.00000000  $ 0.00000000    %  0.00000000
       PO     $  0.98318303  $   0.13601306  $ 0.00000000    %  0.00000000
       A1     $ 41.13531598  $  40.09668680  $ 5.71753180    %  7.00000000
       A2     $  0.00000000  $   0.00000000  $ 5.83333243    %  7.00000000
       A3     $ 31.51567757  $  30.71993524  $ 5.74461236    %  7.00000000
       A4     $  0.00000000  $   0.00000000  $ 5.83333333    %  7.00000000
       A5     $  0.00000000  $   0.00000000  $ 5.83333321    %  7.00000000
       A6     $ 42.46480027  $  41.39260232  $ 5.71446891    %  7.00000000
       A7     $  0.00000000  $   0.00000000  $ 5.83333367    %  7.00000000
       A8     $ 34.13378413  $  33.27193327  $ 5.94270594    %  7.25000000
       A9     $ 34.13378600  $  33.27193800  $ 5.69680400    %  6.95000000
       A10    $  0.00000000  $   0.00000000  $ 5.83333333    %  7.00000000
       A11    $  0.71584988  $   0.69777522  $ 5.82913875    %  7.00000000
       A12    $ 34.34199545  $  33.47489106  $ 5.73664387    %  7.00000000
       M      $  0.71584992  $   0.00000000  $ 5.82913931    %  7.00000000
       B1     $  0.71584960  $   0.00000000  $ 5.82913931    %  7.00000000
       B2     $  0.71585182  $   0.00000000  $ 5.82913931    %  7.00000000
       B3     $  0.71585182  $   0.00000000  $ 5.82913931    %  7.00000000
       B4     $  0.71584320  $   0.00000000  $ 5.82914201    %  7.00000000
       B5     $  0.71584743  $   0.00000000  $ 5.82913569    %  7.00000000

       2.      Unanticipated Recoveries:           $                     0.00
                                                        ---------------------

 B.   Accrual Amount
      1.
                              Accrual Amount
      Class
       N/A             $              N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                    $               93,061.88
                                                       ----------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance: $          432,872,708.11
                                                       ----------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:              1,445
                                                       ----------------------
      3.
       Beginning Aggregate   Ending Aggregate        Ending
        Class Certificate    Class Certificate  Single Certificate
Class   Principal Balance    Principal Balance       Balance            Cusip
-----   -----------------    -----------------       -------            -----
R      $              0.00  $             0.00  $           0.00     36157RDE2
PO     $        290,803.69  $       290,517.51  $         998.08     GEC9802PO
A1     $     20,380,642.47  $    19,525,298.28  $         939.01     36157RCS2
A2     $      3,700,000.00  $     3,700,000.00  $       1,000.00     36157RCT0
A3     $     24,958,865.47  $    24,160,121.58  $         953.28     36157RCU7
A4     $     24,561,000.00  $    24,561,000.00  $       1,000.00     36157RCV5
A5     $     34,060,499.00  $    34,060,499.00  $       1,000.00     36157RCW3
A6     $     62,991,850.45  $    60,261,273.81  $         937.16     36157RCX1
A7     $      9,800,000.00  $     9,800,000.00  $       1,000.00     36157RCY9
A8     $        983,619.90  $       949,486.15  $         949.49     36157RCZ6
A9     $      4,918,104.43  $     4,747,435.50  $         949.49     36157RDA0
A10    $      3,300,000.00  $     3,300,000.00  $       1,000.00     36157RDB8
A11    $     22,023,298.70  $    22,007,521.98  $         998.57     36157RDC6
A12    $    213,845,692.46  $   206,378,025.55  $         949.08     36157RDD4
SUP    $    431,715,139.34  $   419,641,282.27  $         959.08     GEC98002S
M      $      7,883,327.40  $     7,877,680.06  $         998.57     36157RDF9
B1     $      4,504,758.51  $     4,501,531.46  $         998.57     36157RDG7
B2     $      2,252,379.26  $     2,250,765.73  $         998.57     36157RDH5
B3     $      2,252,379.26  $     2,250,765.73  $         998.57     36157RDJ1
B4     $        675,513.92  $       675,030.01  $         998.57     36157RDK8
B5     $      1,576,883.14  $     1,575,753.52  $         998.57     36157RDL6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             14       Principal Balance  $       3,807,842.50
                               --------                       ------------------
       2.   60-89 days
            Number             2        Principal Balance  $         568,621.86
                               --------                       ------------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                       ------------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                       ------------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                       ------------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                        $                  0.00
                                                           ---------------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                 $          4,508,007.00
                                                           ---------------------

       2.   Bankruptcy Loss Amount:                     $            173,734.00
                                                           ---------------------

       3.   Fraud Loss Amount:                          $          4,508,007.00
                                                           ---------------------

       4.   Certificate Interest Rate of the Class S
            Certificate:                                %            0.00000000
                                                           ---------------------